DERIVED INFORMATION 10/03/05

$500,000,000

Loan Group 1

Senior Bonds Offered

(Approximate)

$1,483,500,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Counterparty			Collateral Info	Group	TOTAL
Underwriter	Credit Suisse First Boston, LLC.		Gross WAC	7.2%	7.2%
Issuer	Home Equity Asset Trust 2005-8		WA CLTV	88.1%	88.6%
Depositor	CSFB Mtg Sec Corp		CLTV >80%	69.7%	70.6%
Seller	DLJ Mtg Capital, Inc.		CLTV >90%	46.6%	47.8%
Aggregator	DLJ Mtg Capital, Inc.		CLTV >95%	40.2%	40.8%
Rep Provider	DLJ Mtg Capital, Inc.		LB <$50,000	1.6%	1.3%
Master Servicer	N/A		LB $50k - $100k	8.2%	6.8%
Trustee	US Bank, NA		LB $100k - $150k	16.1%	14.0%
MI Provider	N/A		WA FICO	623	627
Monoline	N/A		<560 FICO	12.1%	12.2%
Credit Manager	MurrayHill		560 - 600 FICO	21.6%	19.2%
Federal Tax Status	REMIC		SF / TH / PUD	88.2%	89.5%
			2-4 Family	5.1%	4.8%
Originators	Group (%)	Total (%)	Condo	6.7%	5.7%
			Manufactured Housing (MH)	0.0%	0.0%
			Other	0.0%	0.0%
			Primary	95.5%	94.9%
			Second	0.7%	0.7%
			Investment	3.8%	4.4%
Servicers	Group (%)	Total (%)	Full / Alt	52.2%	51.7%
			Stated / Limited	47.4%	48.0%
			NINA	0.4%	0.3%
			1st Lien	98.3%	97.4%
			2nd Lien	1.7%	2.6%
			State 1	CA	CA
			%	29.2%	32.0%
FICO	AGG UPB	AGG %	State 2	FL	FL
< 500	450,060	0.0%	%	13.3%	13.2%
500 - 519	47,167,233	3.2%	State 3	IL	AZ
520 - 539	57,855,195	3.9%	%	4.3%	3.9%
540 - 559	74,503,083	5.0%	State 4	AZ	NY
560 - 579	102,526,284	6.9%	%	4.1%	3.9%
580 - 599	172,776,641	11.7%	State 5	MD	IL
600 - 619	192,535,845	13.0%	%	4.0%	3.8%
620 - 639	224,142,164	15.2%	ARM / HYB	90.8%	90.1%
640 - 659	203,303,137	13.8%	Fixed	9.2%	9.9%
660 - 679	155,847,971	10.6%	Purchase	43.2%	46.5%
680 - 699	93,165,366	6.3%	Refi-RT	7.7%	4.8%
700 - 719	64,147,669	4.3%	Refi-CO	49.0%	48.7%
720 - 739	36,665,378	2.5%	Size	$628,956,214	$1,476,497,374
740 - 759	26,270,786	1.8%	AVG Balance	$165,952	$191,952
760 - 779	16,959,278	1.1%	Loan Count	3,790	7,692
780 - 799	6,046,334	0.4%	Interest Only (IO)	29.0%	29.8%
800 plus	2,134,950	0.1%	Negative Amortization	0.0%	0.0%

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.0% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %
0 - 4.5	-	0.0%	-	0.00%
4.5 - 5	1,030,660	0.1%	-	0.00%
5 - 5.5	20,600,587	1.4%	149,456	0.00%
5.5 - 6	121,518,562	8.2%	8,057,611	0.50%
6 - 6.5	202,176,536	13.7%	15,820,977	1.10%
6.5 - 7	373,476,463	25.3%	35,043,798	2.40%
7 - 7.5	223,677,024	15.1%	17,453,953	1.20%
7.5 - 8	193,256,555	13.1%	16,791,154	1.10%
8 - 8.5	93,811,586	6.4%	4,723,517	0.30%
8.5 - 9	64,943,775	4.4%	10,065,421	0.70%
9 - 9.5	18,260,701	1.2%	7,368,162	0.50%
9.5 - 10	10,482,975	0.7%	10,469,544	0.70%
10 - 10.5	4,311,575	0.3%	5,632,717	0.40%
10.5 - 11	2,590,102	0.2%	8,630,209	0.60%
11 - 11.5	300,899	0.0%	3,071,247	0.20%
11.5 - 12	479,209	0.0%	1,231,267	0.10%
12 - 12.5	66,405	0.0%	543,202	0.00%
12.5 - 13	-	0.0%	329,084	0.00%
13 - 13.5	-	0.0%	98,793	0.00%
13.5 - 14	-	0.0%	33,647	0.00%
14 - 14.5	-	0.0%	-	0.00%
14.5 +	-	0.0%	-	0.00%

Ratings
Moody's Rating
S&P Rating
Fitch Rating
DBRS Rating

Credit Enhancement
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

Notes
All non-dollar amount numbers should be formatted as percentages
Any 'Group' column refers to the collateral group that backs Freddie's class
Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)
For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.
The FICO and GWAC tables should be based on The Total pool.
LB is current loan balance
For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)
If a particular field has no data, enter 0% or $0 rather than 'NA'
Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.08%	0.07%	0.05%	0.01%	0.08%	0.04%	0.00%	0.00%
	560 - 599	0.06%	0.13%	0.07%	0.02%	0.11%	0.35%	0.06%	0.47%
	600 - 619	0.03%	0.11%	0.13%	0.03%	0.08%	0.16%	0.14%	0.50%
	620 - 659	0.05%	0.22%	0.06%	0.09%	0.05%	0.40%	0.12%	1.03%
	660 - 699	0.02%	0.06%	0.07%	0.00%	0.07%	0.38%	0.02%	0.50%
	700 - 740	0.01%	0.00%	0.03%	0.00%	0.03%	0.14%	0.01%	0.21%
	740 +	0.01%	0.00%	0.01%	0.00%	0.01%	0.06%	0.02%	0.05%

Fixed Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.01%	0.02%	0.02%	0.02%	0.03%	0.00%	0.00%	0.01%
	560 - 599	0.06%	0.08%	0.05%	0.02%	0.04%	0.08%	0.00%	0.02%
	600 - 619	0.08%	0.07%	0.06%	0.02%	0.08%	0.08%	0.01%	0.05%
	620 - 659	0.06%	0.10%	0.09%	0.07%	0.07%	0.19%	0.05%	0.38%
	660 - 699	0.02%	0.06%	0.07%	0.03%	0.04%	0.16%	0.05%	0.44%
	700 - 740	0.00%	0.01%	0.03%	0.00%	0.03%	0.05%	0.03%	0.20%
	740 +	0.00%	0.02%	0.04%	0.02%	0.04%	0.01%	0.03%	0.06%

Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.67%	1.06%	1.24%	0.30%	2.10%	2.16%	0.27%	0.10%
	560 - 599	0.38%	0.57%	0.50%	0.26%	0.92%	2.84%	0.91%	3.35%
	600 - 619	0.05%	0.17%	0.11%	0.13%	0.24%	1.15%	0.37%	2.66%
	620 - 659	0.11%	0.19%	0.20%	0.07%	0.31%	1.40%	0.67%	3.05%
	660 - 699	0.02%	0.01%	0.01%	0.01%	0.02%	0.69%	0.46%	0.92%
	700 - 740	0.01%	0.00%	0.00%	0.00%	0.02%	0.22%	0.10%	0.30%
	740 +	0.04%	0.00%	0.00%	0.01%	0.00%	0.08%	0.04%	0.22%

Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.48%	1.01%	0.79%	0.15%	1.06%	0.53%	0.11%	0.00%
	560 - 599	0.33%	0.59%	0.62%	0.24%	1.02%	2.01%	0.15%	0.22%
	600 - 619	0.20%	0.27%	0.29%	0.18%	0.40%	1.22%	0.17%	0.45%
	620 - 659	0.25%	0.26%	0.45%	0.12%	0.92%	1.89%	0.69%	3.78%
	660 - 699	0.10%	0.15%	0.19%	0.09%	0.52%	0.95%	0.45%	2.45%
	700 - 740	0.03%	0.01%	0.07%	0.02%	0.19%	0.44%	0.25%	1.12%
	740 +	0.03%	0.00%	0.02%	0.04%	0.17%	0.14%	0.07%	0.63%

Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.09%	0.04%	0.01%	0.18%	0.39%	0.07%	0.96%
	600 - 619	0.01%	0.06%	0.13%	0.02%	0.29%	0.58%	0.20%	1.29%
	620 - 659	0.10%	0.10%	0.17%	0.15%	0.35%	1.07%	0.42%	2.83%
	660 - 699	0.03%	0.04%	0.06%	0.03%	0.14%	0.41%	0.22%	1.71%
	700 - 740	0.00%	0.03%	0.02%	0.03%	0.04%	0.11%	0.02%	0.63%
	740 +	0.00%	0.05%	0.02%	0.00%	0.04%	0.10%	0.02%	0.19%

Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.02%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.03%	0.09%	0.11%	0.12%	0.14%	0.08%	0.00%	0.06%
	600 - 619	0.00%	0.09%	0.09%	0.10%	0.18%	0.30%	0.02%	0.39%
	620 - 659	0.10%	0.20%	0.32%	0.14%	0.34%	0.85%	0.20%	3.87%
	660 - 699	0.03%	0.14%	0.02%	0.05%	0.18%	0.80%	0.34%	3.23%
	700 - 740	0.01%	0.00%	0.02%	0.02%	0.10%	0.25%	0.09%	1.71%
	740 +	0.00%	0.00%	0.01%	0.03%	0.12%	0.07%	0.10%	0.77%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and documentation standard:
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4. Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)
6. The sum of all six FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Should equal 100% ---->	100.0%

79.1 - 80% CLTV (%)	10.76%
GT 80% CLTV (%)	70.59%

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.0% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.14%	0.03%	0.03%	0.00%	0.03%	0.00%	0.00%	0.00%
	560 - 599	0.08%	0.09%	0.09%	0.00%	0.04%	0.20%	0.04%	0.52%
	600 - 619	0.03%	0.11%	0.13%	0.02%	0.13%	0.15%	0.08%	0.60%
	620 - 659	0.10%	0.21%	0.08%	0.08%	0.03%	0.52%	0.17%	0.61%
	660 - 699	0.04%	0.15%	0.05%	0.00%	0.03%	0.33%	0.01%	0.38%
	700 - 740	0.03%	0.00%	0.07%	0.00%	0.00%	0.15%	0.00%	0.10%
	740 +	0.02%	0.00%	0.02%	0.00%	0.00%	0.14%	0.05%	0.06%

Fixed Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.01%	0.00%	0.04%	0.04%	0.02%	0.00%	0.00%	0.01%
	560 - 599	0.14%	0.16%	0.00%	0.00%	0.07%	0.12%	0.01%	0.03%
	600 - 619	0.12%	0.00%	0.05%	0.05%	0.13%	0.13%	0.02%	0.02%
	620 - 659	0.12%	0.13%	0.22%	0.10%	0.04%	0.22%	0.02%	0.27%
	660 - 699	0.05%	0.14%	0.11%	0.00%	0.07%	0.12%	0.03%	0.08%
	700 - 740	0.00%	0.03%	0.00%	0.00%	0.00%	0.07%	0.01%	0.10%
	740 +	0.00%	0.05%	0.00%	0.00%	0.04%	0.00%	0.00%	0.06%

Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.90%	1.01%	1.50%	0.31%	2.13%	1.59%	0.26%	0.15%
	560 - 599	0.41%	0.63%	0.52%	0.31%	0.74%	2.76%	0.96%	4.47%
	600 - 619	0.02%	0.13%	0.14%	0.18%	0.13%	1.62%	0.55%	3.93%
	620 - 659	0.12%	0.18%	0.12%	0.09%	0.17%	0.87%	0.61%	3.71%
	660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%	0.09%	0.79%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.13%	0.36%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.08%	0.01%	0.32%

Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.45%	0.85%	0.86%	0.13%	1.12%	0.57%	0.10%	0.01%
	560 - 599	0.32%	0.64%	0.78%	0.29%	1.44%	2.19%	0.16%	0.30%
	600 - 619	0.26%	0.24%	0.37%	0.11%	0.59%	1.70%	0.08%	0.30%
	620 - 659	0.23%	0.31%	0.24%	0.10%	0.44%	1.84%	0.66%	4.03%
	660 - 699	0.06%	0.12%	0.14%	0.00%	0.20%	0.91%	0.47%	2.18%
	700 - 740	0.00%	0.00%	0.00%	0.02%	0.23%	0.44%	0.17%	1.26%
	740 +	0.00%	0.00%	0.00%	0.00%	0.19%	0.22%	0.07%	0.54%

Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.14%	0.02%	0.03%	0.26%	0.38%	0.10%	0.94%
	600 - 619	0.03%	0.06%	0.22%	0.05%	0.32%	0.87%	0.28%	1.18%
	620 - 659	0.18%	0.14%	0.23%	0.19%	0.32%	1.23%	0.45%	2.08%
	660 - 699	0.08%	0.06%	0.00%	0.06%	0.09%	0.29%	0.22%	1.30%
	700 - 740	0.00%	0.00%	0.05%	0.00%	0.04%	0.11%	0.00%	0.55%
	740 +	0.00%	0.04%	0.04%	0.00%	0.05%	0.07%	0.06%	0.17%

Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.05%	0.04%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.07%	0.15%	0.17%	0.15%	0.16%	0.12%	0.00%	0.11%
	600 - 619	0.00%	0.14%	0.11%	0.11%	0.28%	0.35%	0.05%	0.51%
	620 - 659	0.07%	0.29%	0.11%	0.14%	0.40%	1.38%	0.15%	3.31%
	660 - 699	0.05%	0.00%	0.04%	0.04%	0.27%	0.83%	0.21%	2.41%
	700 - 740	0.02%	0.00%	0.04%	0.03%	0.20%	0.14%	0.13%	1.88%
	740 +	0.00%	0.00%	0.03%	0.00%	0.16%	0.16%	0.00%	0.58%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and documentation standard:
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4. Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)
6. The sum of all six FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Should equal 100% ---->	100.0%

79.1 - 80% CLTV (%)	10.57%
GT 80% CLTV (%)	69.67%

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.0% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Fixed 1st Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	1.48%	0.29%	0.35%	0.00%	0.27%	0.00%	0.00%	0.00%
	560 - 599	0.82%	1.02%	1.00%	0.00%	0.43%	2.10%	0.21%	2.79%
	600 - 619	0.30%	1.16%	1.45%	0.18%	1.43%	1.64%	0.76%	2.50%
	620 - 659	1.04%	2.25%	0.82%	0.90%	0.37%	5.54%	1.27%	3.24%
	660 - 699	0.47%	1.65%	0.55%	0.00%	0.36%	3.61%	0.00%	1.31%
	700 - 740	0.34%	0.00%	0.77%	0.00%	0.00%	1.67%	0.00%	0.64%
	740 +	0.25%	0.00%	0.26%	0.00%	0.00%	1.53%	0.57%	0.48%

Fixed 1st Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.16%	0.00%	0.41%	0.39%	0.23%	0.00%	0.00%	0.14%
	560 - 599	1.48%	1.69%	0.00%	0.00%	0.80%	1.27%	0.07%	0.31%
	600 - 619	1.35%	0.00%	0.54%	0.50%	1.37%	1.34%	0.20%	0.00%
	620 - 659	1.27%	1.37%	2.34%	1.07%	0.45%	2.31%	0.00%	1.22%
	660 - 699	0.59%	1.48%	1.14%	0.00%	0.75%	1.28%	0.27%	0.28%
	700 - 740	0.00%	0.37%	0.00%	0.00%	0.00%	0.72%	0.00%	0.48%
	740 +	0.00%	0.53%	0.00%	0.00%	0.46%	0.00%	0.00%	0.42%

Fixed 2nd Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.11%	0.24%	2.81%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.15%	4.03%
	620 - 659	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%	0.60%	3.39%
	660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.11%	2.84%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%	0.44%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.17%

Fixed 2nd Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.25%
	620 - 659	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.18%	1.67%
	660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.10%	0.63%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.09%	0.62%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.25%

1. We would expect up to four FICO/CLTV grids on every deal, grouped by product and documentation standard:
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4. Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection, (not the loan group Freddie Mac purchasing)
6. The sum of all four FICO/CLTV grids should sum to 100% (i.e., each should not sum to 100%, unless only one applies)

Should equal 100% ---->	100.0%

79.1 - 80% CLTV (%)	6.92%
GT 80% CLTV (%)	59.05%

Aggregate
WA Intitial Cap	2.7
WA Periodic Cap	1.3
WA Max Rate	13.4
WA MTR	23

Group 1
WA Intitial Cap	2.7
WA Periodic Cap	1.3
WA Max Rate	13.4
WA MTR	23

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Aggregrate - Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	5	1,404,757	0.1	4.89	73.3	683
5.01 - 5.50	102	26,632,604	1.8	5.35	77.0	658
5.51 - 6.00	516	131,006,559	8.9	5.86	78.9	660
6.01 - 6.50	1,060	248,229,258	16.8	6.32	79.0	648
6.51 - 7.00	1,710	386,162,910	26.2	6.79	79.8	637
7.01 - 7.50	1,211	246,982,145	16.7	7.28	80.5	625
7.51 - 8.00	1,029	194,625,369	13.2	7.78	82.1	610
8.01 - 8.50	601	103,919,927	7.0	8.29	82.7	582
8.51 - 9.00	485	65,092,452	4.4	8.78	83.4	576
9.01 - 9.50	255	27,447,677	1.9	9.28	83.4	586
9.51 - 10.00	214	18,850,263	1.3	9.82	89.2	607
10.01 - 10.50	154	10,063,242	0.7	10.31	88.5	588
10.51 - 11.00	173	10,084,717	0.7	10.82	91.5	596
11.01 - 11.50	86	3,540,968	0.2	11.29	97.5	605
11.51 - 12.00	37	1,436,909	0.1	11.82	83.5	597
12.01 - 12.50	39	721,194	0.0	12.36	95.2	607
12.51 - 13.00	8	163,984	0.0	12.87	97.0	602
13.01 - 13.50	6	108,961	0.0	13.27	93.9	671
13.51 - 14.00	1	23,479	0.0	13.75	85.0	566
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627

Aggregrate -Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	5	1,404,757	0.1	4.89	73.3	683
5.01 - 5.50	100	26,126,931	2.0	5.35	77.1	657
5.51 - 6.00	488	123,053,667	9.2	5.85	78.9	660
6.01 - 6.50	973	226,599,487	17.0	6.32	79.2	647
6.51 - 7.00	1,546	355,230,397	26.7	6.79	80.1	637
7.01 - 7.50	1,094	228,528,978	17.2	7.28	80.7	624
7.51 - 8.00	914	179,998,985	13.5	7.78	82.3	610
8.01 - 8.50	549	98,200,745	7.4	8.28	82.7	581
8.51 - 9.00	366	56,445,541	4.2	8.76	81.9	565
9.01 - 9.50	134	19,506,837	1.5	9.29	78.5	564
9.51 - 10.00	65	8,676,549	0.7	9.79	78.4	539
10.01 - 10.50	27	4,298,097	0.3	10.25	75.1	540
10.51 - 11.00	11	2,066,129	0.2	10.70	64.7	516
11.01 - 11.50	2	300,899	0.0	11.29	80.5	554
11.51 - 12.00	2	479,209	0.0	11.76	67.6	552
12.01 - 12.50	1	66,405	0.0	12.10	70.0	573
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626

Aggregrate -Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	2	505,673	0.3	5.46	71.4	714
5.51 - 6.00	28	7,952,891	5.5	5.95	79.0	665
6.01 - 6.50	87	21,629,770	14.9	6.36	77.1	659
6.51 - 7.00	164	30,932,512	21.3	6.81	77.1	647
7.01 - 7.50	117	18,453,167	12.7	7.32	78.8	634
7.51 - 8.00	115	14,626,384	10.1	7.79	79.3	607
8.01 - 8.50	52	5,719,182	3.9	8.31	83.6	601
8.51 - 9.00	119	8,646,912	5.9	8.89	92.7	650
9.01 - 9.50	121	7,940,840	5.5	9.25	95.3	641
9.51 - 10.00	149	10,173,714	7.0	9.85	98.5	664
10.01 - 10.50	127	5,765,144	4.0	10.36	98.5	624
10.51 - 11.00	162	8,018,588	5.5	10.85	98.4	616
11.01 - 11.50	84	3,240,069	2.2	11.29	99.0	610
11.51 - 12.00	35	957,700	0.7	11.86	91.4	619
12.01 - 12.50	38	654,789	0.4	12.39	97.7	610
12.51 - 13.00	8	163,984	0.1	12.87	97.0	602
13.01 - 13.50	6	108,961	0.1	13.27	93.9	671
13.51 - 14.00	1	23,479	0.0	13.75	85.0	566
Total:	1,415	145,513,759	100.0	7.92	84.0	640

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.0% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Group 1 - Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	3	575,660	0.1	4.84	80.0	646
5.01 - 5.50	58	11,990,123	1.9	5.35	78.1	658
5.51 - 6.00	250	51,673,590	8.2	5.85	78.5	659
6.01 - 6.50	527	103,046,542	16.4	6.32	78.6	646
6.51 - 7.00	865	163,344,790	26.0	6.79	79.9	636
7.01 - 7.50	596	103,216,313	16.4	7.29	80.2	619
7.51 - 8.00	521	88,338,824	14.0	7.78	81.5	606
8.01 - 8.50	292	49,266,922	7.8	8.29	82.4	581
8.51 - 9.00	243	29,434,617	4.7	8.79	80.6	563
9.01 - 9.50	106	11,547,207	1.8	9.30	83.2	589
9.51 - 10.00	74	5,538,586	0.9	9.82	83.7	566
10.01 - 10.50	76	4,716,471	0.7	10.28	84.6	571
10.51 - 11.00	85	3,478,661	0.6	10.84	91.6	584
11.01 - 11.50	32	1,157,553	0.2	11.27	94.4	591
11.51 - 12.00	30	1,065,630	0.2	11.84	78.1	573
12.01 - 12.50	23	376,264	0.1	12.37	96.9	616
12.51 - 13.00	4	89,667	0.0	12.92	98.7	594
13.01 - 13.50	5	98,793	0.0	13.25	94.3	673
Total:	3,790	628,956,214	100.0	7.18	80.3	623

Group 1 - Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	3	575,660	0.1	4.84	80.0	646
5.01 - 5.50	56	11,484,450	2.0	5.34	78.4	656
5.51 - 6.00	237	48,693,447	8.5	5.84	78.5	658
6.01 - 6.50	479	92,649,899	16.2	6.31	79.0	646
6.51 - 7.00	750	143,945,861	25.2	6.78	80.4	635
7.01 - 7.50	560	97,173,198	17.0	7.28	80.4	619
7.51 - 8.00	486	83,515,138	14.6	7.78	81.7	606
8.01 - 8.50	281	48,129,006	8.4	8.29	82.3	580
8.51 - 9.00	194	27,184,505	4.8	8.78	79.6	555
9.01 - 9.50	65	9,352,154	1.6	9.31	80.6	575
9.51 - 10.00	36	4,059,862	0.7	9.79	79.3	537
10.01 - 10.50	15	2,542,523	0.4	10.22	72.5	524
10.51 - 11.00	5	872,825	0.2	10.72	67.4	510
11.01 - 11.50	1	195,933	0.0	11.19	70.0	514
11.51 - 12.00	2	479,209	0.1	11.76	67.6	552
Total:	3,170	570,853,670	100.0	7.14	80.2	621

Group 1 - Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	2	505,673	0.9	5.46	71.4	714
5.51 - 6.00	13	2,980,143	5.1	5.99	78.4	675
6.01 - 6.50	48	10,396,643	17.9	6.34	75.2	647
6.51 - 7.00	115	19,398,929	33.4	6.82	75.9	643
7.01 - 7.50	36	6,043,115	10.4	7.32	76.8	621
7.51 - 8.00	35	4,823,686	8.3	7.86	79.1	608
8.01 - 8.50	11	1,137,916	2.0	8.34	83.7	617
8.51 - 9.00	49	2,250,111	3.9	8.89	92.6	659
9.01 - 9.50	41	2,195,053	3.8	9.23	94.1	649
9.51 - 10.00	38	1,478,724	2.5	9.88	95.6	646
10.01 - 10.50	61	2,173,948	3.7	10.35	98.7	625
10.51 - 11.00	80	2,605,836	4.5	10.88	99.7	609
11.01 - 11.50	31	961,620	1.7	11.28	99.4	606
11.51 - 12.00	28	586,421	1.0	11.91	86.7	590
12.01 - 12.50	23	376,264	0.6	12.37	96.9	616
12.51 - 13.00	4	89,667	0.2	12.92	98.7	594
13.01 - 13.50	5	98,793	0.2	13.25	94.3	673
Total:	620	58,102,544	100.0	7.59	80.8	638

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

	%			WA	WA
	Scheduled	WAC	WA	OLTV*	CLTV	%
Product - Total	Balance	%	FICO	%	%	Purchase
Fixed Rate First Lien	7.2	7.11	637	78.4	82.1	20.1
Fixed Rate Second Lien	2.6	10.12	648	99.4	99.4	82.1
ARM First Lien	90.1	7.08	626	80.3	88.8	47.5
Total:	100.0	7.16	627	80.7	88.6	46.5

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date. Approximately 29.0% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

	%			WA	WA
	Scheduled	WAC	WA	OLTV*	CLTV	%
Product - Group1	Balance	%	FICO	%	%	Purchase
Fixed Rate First Lien	7.5	6.96	637	76.5	79.2	11.0
Fixed Rate Second Lien	1.7	10.31	638	99.3	99.3	73.5
ARM First Lien	90.8	7.14	621	80.2	88.6	45.3
Total:	100.0	7.18	623	80.3	88.1	43.2